UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 11, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)

12744 San Fernando Road, Suite 400 Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01 Other Events

On April 11, 2019, Second Sight Medical Products, Inc. (the “Company”) issued a press release announcing that Dr. Jessy D. Dorn, Ph.D., Sr. Director of Scientific Research, will present an update on the Early Feasibility Study of the Orion® Visual Cortical Prosthesis System at the Fifth Annual BRAIN Initiative® Investigators Meeting to be held at the Marriott Wardman Park Hotel in Washington, D.C. on April 11, 2019.

A copy of the Company’s press release entitled “Second Sight Medical Products, Inc. Presents Positive Interim Results at the Fifth Annual BRAIN Initiative Investigators Meeting” is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE

Second Sight Medical Products, Inc. (the “Company”) intends to present a poster entitled “Early Feasibility Study of a Visual Cortical Prosthesis for the Blind: The Orion Visual Prosthesis System” (the “Poster”) at the Fifth Annual BRAIN Initiative® Investigators Meeting being held at the Marriott Wardman Park Hotel in Washington, D.C. on April 11, 2019, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

A copy of a slide presentation that the Company intends to use in a presentation by Dr. Jessy D. Dorn, Ph.D., Sr. Director of Scientific Research, also to be made at the Fifth Annual BRAIN Initiative® Investigators Meeting (the "Presentation Materials"), is attached to this Current Report on Form 8-K as Exhibit 99.3, and is incorporated herein by reference.

The Poster and the Presentation Materials provide an update on the Early Feasibility Study of the Orion® Visual Cortical Prosthesis System.  The Poster and the Presentation Materials contain information as of the date of this Current Report on Form 8-K, or otherwise noted in the materials.  While Second Sight may elect to update the Poster or the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Second Sight specifically disclaims any obligation to do so.

The information contained in this Item 7.01, Exhibit 99.2, and Exhibit 99.3 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release entitled “Second Sight Medical Products, Inc. Presents Positive Interim Results at the Fifth Annual BRAIN Initiative Investigators Meeting” issued April 11, 2019.
99.2	Poster entitled “Early Feasibility Study of a Visual Cortical Prosthesis for the Blind: The Orion Visual Prosthesis System”
99.3	Second Sight Medical Products, Inc. Presentation: An update on the Early Feasibility Study of the Orion® Visual Cortical Prosthesis System, dated April 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2019

SECOND SIGHT MEDICAL PRODUCTS, INC.

___/s/ John T. Blake___________________

By: John T. Blake

Chief Financial Officer

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